INCOME TAXES	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Note 8 - INCOME TAXES

At December 31, 2014 and 2015, the Company had available Federal and state net operating loss carryforwards to reduce future taxable income. The amounts available were approximately $4,880,000 and $6,706,000 for Federal and state purposes, respectively. The Federal carryforward expires in 2034 and the state carryforward expires in 2019. Given the Company's history of net operating losses, management has determined that it is more likely than not that the Company will not be able to realize the tax benefit of the carryforwards. Accordingly, the Company has not recognized a deferred tax asset for this benefit.

Effective January 1, 2007, the Company adopted FASB guidelines that address the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under this guidance, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. This guidance also provides guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. At the date of adoption, and as of December 31, 2014 and 2015, the Company did not have a liability for unrecognized tax benefits, and no adjustment was required at adoption.

The Company's policy is to record interest and penalties on uncertain tax provisions as income tax expense. As of December 31, 2014 and 2015, the Company has not accrued interest or penalties related to uncertain tax positions. Additionally, tax years 2011 through 2013 remain open to examination by the major taxing jurisdictions to which the Company is subject.

Upon the attainment of taxable income by the Company, management will assess the likelihood of realizing the tax benefit associated with the use of the carryforwards and will recognize a deferred tax asset at that time.

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes are as follows:

	2014	2015
Income tax at federal s statutory rate	34.0%	34.0%
Effects of permanate differences	(12.7)%	(11.7)%
Effect of state taxes (net of federal taxes)	4.0%	4.2%
Change in valuation allowance	(25.3)%	(26.5)%
	0.0%	0.0%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

As of December 31, 2014 and 2015, the Company's only significant deferred income tax asset was a cumulative estimated net tax operating loss of $4,880,000 and $6,706,000, respectively. Management has considered the Company's operating losses incurred to date and believes that a full valuation allowance against the deferred tax assets is required as of December 31, 2014 and 2015.

Utilization of the Company's net operating losses may be subject to substantial limitations if the Company experiences a 50% change in ownership, as provided by the Internal Revenue Code and similar state provisions.